Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Howard Mah, Chief Financial Officer of Victoria Bay Asset Management, LLC, the general partner of United States Oil Fund, LP (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report on Form 10-Q of the Registrant for the fiscal quarter ended September 30, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of  Section  13(a) or 15(d)of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  November 13, 2007

/s/ Howard Mah
Howard Mah
Chief Financial Officer